UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2007

Paulson Capital Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Oregon	0-18188	93-0589534
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

811 SW Naito Parkway, Suite 200, Portland, Oregon		97204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	503-243-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2007, the Board of Directors of Paulson Capital Corp. (the "Company") approved an amendment and restatement of the Company's Bylaws (the "Bylaws"). Among other things, the Bylaws allow for the issuance of uncertificated shares that are registerable in book-entry form and to facilitate participation in the Direct Registration System ("DRS"). The objective of DRS is to allow investors to have securities registered in their names without the issuance of physical certificates, and to minimize the risks and delays associated the transfer of physical certificates. The Bylaws also increase the maximum size of the Board of Directors from seven to nine.

The full text of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paulson Capital Corp.

December 17, 2007	By:	Chester L.F. Paulson

Name: Chester L.F. Paulson
Title: President

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated ByLaws